Penn Virginia GP Holdings, L.P.

Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	James W. Dean
Vice President, Investor Relations
Ph: (610) 687-8900 Fax: (610) 687-3688
E-Mail: invest@pennvirginia.com

PENN VIRGINIA GP HOLDINGS, L.P.
ANNOUNCES THIRD QUARTER 2009 RESULTS

RADNOR, PA (BusinessWire) November 4, 2009 – Penn Virginia GP Holdings, L.P. (NYSE: PVG) today reported financial results for the three months ended September 30, 2009.

Distributable cash, a non-GAAP (generally accepted accounting principles) measure, was $14.8 million for the three months ended September 30, 2009, the same as the $14.8 million in the prior year quarter.  Adjusted net income, a non-GAAP measure that excludes the effects of the non-cash change in derivatives fair value, was $11.4 million, or $0.29 per limited partner unit, as compared to $5.8 million, or $0.15 per limited partner unit, in the prior year quarter.  Net income was $10.2 million, or $0.26 per limited partner unit, as compared to $20.3 million, or $0.52 per limited partner unit, in the prior year quarter.

Reconciliations of distributable cash and adjusted net income to GAAP-based measures appear in the financial tables later in this release.

As previously announced, on November 18, 2009, we will pay to unitholders of record as of November 6, 2009 a quarterly cash distribution of $0.38 per unit, or an annualized rate of $1.52 per unit, covering the period of July 1 through September 30, 2009.  The distribution remains unchanged from the distribution paid with respect to each of the previous four quarters.

We own the general partner, including the incentive distribution rights, and are the largest limited partner unitholder of Penn Virginia Resource Partners, L.P. (NYSE: PVR), and we report our financial results on a consolidated basis with the financial results of PVR.  We currently have no separate operating activities other than those conducted by PVR and derive our cash flow solely from cash distributions received from PVR.

Financial and operational updates, as well as full-year 2009 guidance for PVR and its coal and natural resource management and natural gas midstream segments, are discussed in more detail in PVR’s news release dated November 4, 2009 (please visit PVR’s website, www.pvresource.com, under “For Investors” for a copy of the release).

Guidance for 2009
See the Guidance Table included in PVR’s November 4, 2009 release for guidance estimates for full-year 2009.

Conference Call
A joint conference call and webcast, during which management will discuss third quarter 2009 financial and operational results for PVG and PVR, is scheduled for Thursday, November 5, 2009 at 1:00 p.m. ET.  Prepared remarks by A. James Dearlove, Chief Executive Officer, will be followed by a question and answer period.  Investors and analysts may participate via phone by dialing 1-866-630-9986 five to ten minutes before the scheduled start of the conference call and using the passcode 3241667, or via webcast by logging on to our website at www.pvgpholdings.com at least 20 minutes prior to the scheduled start of the call to download and install any necessary audio software.  A telephonic replay will be available approximately two hours after the call for two weeks by dialing toll free 888-203-1112 (international: 719-457-0820) and using the replay code 3241667.  In addition, an on-demand replay of the webcast will also be available for two weeks at PVG’s or PVR’s websites beginning 24 hours after the webcast.

******

Headquartered in Radnor, PA, Penn Virginia GP Holdings, L.P. (NYSE: PVG) is a publicly traded limited partnership which owns the general partner interest, all of the incentive distribution rights and an approximate 37 percent limited partner interest in PVR, a manager of coal and natural resource properties and related assets and the operator of a midstream natural gas gathering and processing business.

For more information about us, please visit our website at www.pvgpholdings.com.  For more information about PVR, please visit its website at www.pvresource.com.

Certain statements contained herein and incorporated herein by reference to the PVR news release dated November 4, 2009 that are not descriptions of historical facts are “forward-looking” statements by PVR within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements.  These risks, uncertainties and contingencies are discussed in more detail in PVR’s news release dated November 4, 2009 and in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2008.  Many of the factors that will determine PVR’s and, therefore, our future results are beyond the ability of management to control or predict.  Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

PENN VIRGINIA GP HOLDINGS, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - unaudited
(dollars in thousands, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenues
Natural gas midstream	$118,443	$241,282	$348,882	$601,127
Coal royalties	29,821	33,308	90,448	88,911
Coal services	1,869	1,815	5,502	5,518
Other	5,492	8,871	16,971	23,039
Total revenues	155,625	285,276	461,803	718,595

Expenses
Cost of midstream gas purchased	92,355	211,262	285,129	513,778
Coal royalties expense	1,587	2,125	4,380	8,034
Operating	7,443	6,916	22,558	16,519
Taxes other than income	1,005	969	3,208	3,017
General and administrative	8,447	7,618	25,399	22,057
Depreciation, depletion and amortization	17,851	16,903	51,971	41,322
Total expenses	128,688	245,793	392,645	604,727

Operating income	26,937	39,483	69,158	113,868

Other income (expense)
Interest expense	(6,505)	(7,060)	(18,486)	(17,366)
Interest income and other	344	(4,118)	1,020	(3,072)
Derivatives	(2,810)	15,742	(12,005)	(6,424)

Net income	17,966	44,047	39,687	87,006

Net income attributable to noncontrolling interests	(7,794)	(23,783)	(14,327)	(43,878)

Net income attributable to Penn Virginia GP Holdings, L.P.	$10,172	$20,264	$25,360	$43,128

Net income per limited partner unit, basic and diluted	$0.26	$0.52	$0.65	$1.10

Weighted average number of units outstanding, basic and diluted (in thousands)	39,075	39,075	39,075	39,075

Other data:
Coal and natural resource management segment:
Coal royalty tons (in thousands)	8,387	8,496	25,874	24,975
Average coal royalties ($ per ton)	$3.56	$3.92	$3.50	$3.56
Average net coal royalties ($ per ton) - (a)	$3.37	$3.67	$3.33	$3.24

Natural gas midstream segment:
System throughput volumes (MMcf)	29,811	27,744	93,433	68,915
Gross margin (in thousands)	$26,088	$30,020	$63,753	$87,349

(a) - The average net coal royalties per ton deducts coal royalties expense, which is incurred primarily in Central Appalachia.

PENN VIRGINIA GP HOLDINGS, L.P.
CONDENSED CONSOLIDATED BALANCE SHEETS - unaudited
(in thousands)

	September 30,	December 31,
	2009	2008

Assets
Cash and cash equivalents	$21,194	$18,338
Accounts receivable	60,023	73,267
Derivative assets	7,322	30,431
Other current assets	4,304	4,263
Total current assets	92,843	126,299
Property, plant and equipment, net	909,994	895,119
Other long-term assets	215,937	206,256
Total assets	$1,218,774	$1,227,674

Liabilities and Partners' Capital
Accounts payable and accrued liabilities	$56,930	$71,481
Deferred income	3,043	4,842
Derivative liabilities	10,900	13,585
Total current liabilities	70,873	89,908
Derivative liabilities	4,323	6,915
Other long-term liabilities	23,971	24,228
Long-term debt of PVR	628,100	568,100
Penn Virginia GP Holdings, LP partners' capital	251,729	269,542
Noncontrolling interests in PVR	239,778	268,981
Total liabilities and partners' capital	$1,218,774	$1,227,674

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS  - unaudited
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Cash flows from operating activities
Net income	$17,966	$44,047	$39,687	$87,006
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	17,851	16,903	51,971	41,322
Commodity derivative contracts:
Total derivative losses (gains)	3,668	(14,239)	14,234	10,552
Cash receipts (payments) to settle derivatives for period	(314)	(14,054)	4,135	(33,279)
Non-cash interest expense	1,416	1,175	3,149	1,543
Equity earnings, net of distributions	(1,386)	(1,409)	(2,456)	(1,415)
Other	1,202	(896)	570	(1,337)
Changes in operating assets and liabilities	1,892	(10,853)	3,540	(11,277)
Net cash provided by operating activities	42,295	20,674	114,830	93,115

Cash flows from investing activities
Acquisitions, net of cash acquired	(27,648)	(156,791)	(29,510)	(253,031)
Additions to property, plant and equipment	(11,523)	(16,062)	(43,781)	(54,902)
Other	300	982	872	1,657
Net cash used in investing activities	(38,871)	(171,871)	(72,419)	(306,276)

Cash flows from financing activities
Distributions to partners	(30,323)	(28,884)	(90,297)	(78,276)
Proceeds from (repayments of) borrowings, net	31,000	176,600	60,000	146,000
Proceeds from PVR equity issuance	-	-	-	138,015
Other	-	(3,454)	(9,258)	(4,074)
Net cash provided by (used in) financing activities	677	144,262	(39,555)	201,665

Net increase (decrease) in cash and cash equivalents	4,101	(6,935)	2,856	(11,496)
Cash and cash equivalents - beginning of period	17,093	25,942	18,338	30,503
Cash and cash equivalents - end of period	$21,194	$19,007	$21,194	$19,007

PENN VIRGINIA GP HOLDINGS, L.P.
DISTRIBUTABLE CASH - unaudited
(in thousands, except per unit data)

The following table presents the calculation and reconciliation of distributable cash of PVG with respect to the three and nine months ended September 30, 2009 and 2008:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009 (a)	2008	2009 (a)	2008
Distributable cash:
Cash distributions received from PVR associated with:
2% general partner interest	$497	$497	$1,491	$1,405
General partner incentive distribution rights	6,035	6,035	18,105	16,031
PVR common units	9,206	9,206	27,618	27,032
Total cash received from PVR	15,738	15,738	47,214	44,468

Deduct: Net expenses of PVG on a stand-alone basis (b)	(858)	(457)	(1,927)	(1,557)
Cash reserve for working capital	(32)	(433)	(743)	(711)

Distributable cash (c)	$14,848	$14,848	$44,544	$42,200

Cash distributions paid to partners of PVG
To Penn Virginia Corporation	$11,429	$11,429	$34,287	$33,166
To public unitholders	3,419	3,419	10,257	9,034

Total cash distributions paid	$14,848	$14,848	$44,544	$42,200

Distribution per limited partner unit (paid in subsequent period)	$0.38	$0.38	$1.14	$1.08

Weighted-average units outstanding, basic and diluted	39,075	39,075	39,075	39,075

(a)
The three and nine months ended September 30, 2009 columns represent cash distributions expected to be received from PVR and cash distributions  expected to be paid to unitholders of PVG in November 2009.

(b)	Estimated net expenses of PVG, which represent general and administrative expenses, partially offset by interest income.

(c)
Distributable cash represents cash distributions received from PVR, minus our net expenses, minus a cash reserve for working capital.  Distributable cash is a significant liquidity metric which is an indicator of our ability to sustain or support an increase in quarterly cash distributions paid to our limited partners.  Distributable cash is also the quantitative standard used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of publicly traded partnerships.  Distributable cash is presented because we believe it is a useful adjunct to net cash provided by operating activities under GAAP.  Distributable cash is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, as a measure of liquidity or as an alternative to net income.

CERTAIN NON-GAAP FINANCIAL MEASURES - unaudited
(in thousands, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Reconciliation of GAAP "Net income attributable to PVG" to Non-GAAP "Net income attributable to PVG, as adjusted"
Net income attributable to PVG	$10,172	$20,264	$25,360	$43,128
Adjustments for derivatives:
Derivative losses included in operating income	-	1,503	-	4,128
Derivative losses (gains) included in other income	3,668	(15,742)	14,234	6,424
Cash receipts (payments) to settle derivatives for period	(314)	(14,054)	4,135	(33,279)
Impact of adjustments on noncontrolling interests (d)	(2,115)	13,864	(6,631)	11,260
Net income attributable to PVG, as adjusted (e)	$11,411	$5,835	$37,098	$31,661

Net income attributable to PVG, as adjusted, per limited partner unit, basic and diluted	$0.29	$0.15	$0.95	$0.81

(d)
Noncontrolling interests for the quarters ended September 30, 2009 and 2008 has been adjusted for the effect of incentive distribution rights and reflects the noncontrolling interests percentage of net income recognized for the three and nine months ended September 30, 2009 and 2008.

(e)
Net income attributable to PVG, as adjusted, represents net income attributable to PVG adjusted to exclude the effects of non-cash changes in the fair value of derivatives and adjusted for related noncontrolling interests.  We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the natural gas midstream industry.  We use this information for comparative purposes within the industry.  Net income attributable to PVG, as adjusted, is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.

PENN VIRGINIA GP HOLDINGS, L.P.
QUARTERLY SEGMENT INFORMATION - unaudited
(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three Months Ended September 30, 2009

Revenues
Natural gas midstream	$-	$118,443	$-	$118,443
Coal royalties	29,821	-	-	29,821
Coal services	1,869	-	-	1,869
Timber	1,582	-	-	1,582
Oil and gas royalties	535	-	-	535
Other	1,372	2,003	-	3,375
Total revenues	35,179	120,446	-	155,625
Expenses
Cost of midstream gas purchased	-	92,355	-	92,355
Coal royalties expense	1,587	-	-	1,587
Other operating	559	6,884	-	7,443
Taxes other than income	421	584	-	1,005
General and administrative	3,388	4,180	879	8,447
Depreciation, depletion and amortization	7,999	9,852	-	17,851
Total expenses	13,954	113,855	879	128,688

Operating income (loss)	$21,225	$6,591	$(879)	$26,937

Additions to property and equipment and acquisitions	$140	$39,031	$-	$39,171

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three Months Ended September 30, 2008

Revenues
Natural gas midstream	$-	$241,282	$-	$241,282
Coal royalties	33,308	-	-	33,308
Coal services	1,815	-	-	1,815
Timber	1,911	-	-	1,911
Oil and gas royalties	1,940	-	-	1,940
Other	2,686	2,334	-	5,020
Total revenues	41,660	243,616	-	285,276
Expenses
Cost of midstream gas purchased	-	211,262	-	211,262
Coal royalties expense	2,125	-	-	2,125
Other operating	752	6,164	-	6,916
Taxes other than income	373	596	-	969
General and administrative	3,321	3,757	540	7,618
Depreciation, depletion and amortization	8,794	8,109	-	16,903
Total expenses	15,365	229,888	540	245,793

Operating income (loss)	$26,295	$13,728	$(540)	$39,483

Additions to property and equipment and acquisitions	$497	$172,356	$-	$172,853

PENN VIRGINIA GP HOLDINGS, L.P.
YEAR-TO-DATE SEGMENT INFORMATION - unaudited
(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Nine Months Ended September 30, 2009

Revenues
Natural gas midstream	$-	$348,882	$-	$348,882
Coal royalties	90,448	-	-	90,448
Coal services	5,502	-	-	5,502
Timber	4,355	-	-	4,355
Oil and gas royalties	1,783	-	-	1,783
Other	6,487	4,346	-	10,833
Total revenues	108,575	353,228	-	461,803
Expenses
Cost of midstream gas purchased	-	285,129	-	285,129
Coal royalties expense	4,380	-	-	4,380
Other operating	2,200	20,358	-	22,558
Taxes other than income	1,146	2,062	-	3,208
General and administrative	10,760	12,661	1,978	25,399
Depreciation, depletion and amortization	23,557	28,414	-	51,971
Total expenses	42,043	348,624	1,978	392,645

Operating income (loss)	$66,532	$4,604	$(1,978)	$69,158

Additions to property and equipment and acquisitions	$2,046	$71,245	$-	$73,291

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Nine Months Ended September 30, 2008

Revenues
Natural gas midstream	$-	$601,127	$-	$601,127
Coal royalties	88,911	-	-	88,911
Coal services	5,518	-	-	5,518
Timber	5,328	-	-	5,328
Oil and gas royalties	4,730	-	-	4,730
Other	6,523	6,458	-	12,981
Total revenues	111,010	607,585	-	718,595
Expenses
Cost of midstream gas purchased	-	513,778	-	513,778
Coal royalties expense	8,034	-	-	8,034
Other operating	1,488	15,031	-	16,519
Taxes other than income	1,115	1,902	-	3,017
General and administrative	9,780	10,559	1,718	22,057
Depreciation, depletion and amortization	22,733	18,589	-	41,322
Total expenses	43,150	559,859	1,718	604,727

Operating income (loss)	$67,860	$47,726	$(1,718)	$113,868

Additions to property and equipment and acquisitions	$25,186	$282,747	$-	$307,933